Exhibit 99.2

Unum Group
Statistical Supplement First Quarter 2011

TABLE OF CONTENTS

(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Page

Financial Highlights	1
Consolidated Statements of Income	2
Sales Data	3
Consolidated Balance Sheets	4
Financial Results by Segment	5
Quarterly Historical Financial Results by Segment	6
Financial Results and Selected Statistics by Segment
Unum US	7
Unum UK	8
Colonial Life	9
Individual Disability - Closed Block	10
Corporate and Other	11
Reserves	12
Investment Fact Sheets	13
Statutory-Basis Financial Information	14
Notes to Statistical Supplement	15

Throughout this supplement, segment operating results exclude income taxes and realized investment gains and losses.

See "Notes to Statistical Supplement" on page 15 for a discussion of non-GAAP financial measures and significant transactions and events.

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	3/31/2011	3/31/2010	12/31/2010	12/31/2009	12/31/2008
Financial Results

Premium Income	$1,869.5	$1,863.2	$7,431.4	$7,475.5	$7,783.3

Segment Operating Revenue	$2,547.9	$2,536.0	$10,168.5	$10,079.3	$10,448.2
Net Realized Investment Gain (Loss)	15.2	25.6	24.7	11.7	(465.9)

Revenue	$2,563.1	$2,561.6	$10,193.2	$10,091.0	$9,982.3

Net Income	$225.4	$229.8	$886.1	$852.6	$553.2

Assets	$57,116.8	$54,997.2	$57,307.7	$54,477.0	$49,417.4

Stockholders' Equity	$8,983.8	$8,780.2	$8,944.4	$8,500.1	$6,397.9

2010
● Full year 2010 results include a non-cash tax charge of $10.2 million to reflect the impact of a tax law change.

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	3/31/2011	3/31/2010	12/31/2010	12/31/2009	12/31/2008
Per Common Share Information

Net Income
Assuming Dilution	$0.72	$0.69	$2.71	$2.57	$1.62
Basic	$0.72	$0.69	$2.72	$2.57	$1.62

Dividends Paid	$0.0925	$0.0825	$0.350	$0.315	$0.300

Book Value per Share:
As Reported	$29.08	$26.38	$28.25	$25.62	$19.32

Excluding Net Unrealized Gain (Loss) on Securities
and Net Gain on Cash Flow Hedges	$26.50	$23.81	$25.82	$23.36	$20.45

Excluding Foreign Currency Translation Adjustment	$26.78	$24.23	$26.17	$23.60	$20.99

Excluding Unrecognized Pension and Postretirement
Benefit Costs	$27.79	$25.17	$27.17	$24.59	$22.22

Price (UNM closing price on last trading day of period)	$26.25	$24.77	$24.22	$19.52	$18.60

See page 4 of this statistical supplement for detail on the components of AOCI excluded from Total Stockholders' Equity in computing the book value per share measures listed above.

Total Stockholders' Equity, Net Unrealized Gain on Securities, Net Gain on Cash Flow Hedges, Foreign Currency Translation Adjustment, and Unrecognized Pension and Postretirement Benefit Costs at March 31, 2010 are $8,780.2 million, $499.2 million, $356.8 million, $(141.0) million, and $(312.1) million, respectively.

Total Stockholders' Equity, Net Unrealized Loss on Securities, Net Gain on Cash Flow Hedges, Foreign Currency Translation Adjustment, and Unrecognized Pension and Postretirement Benefit Costs at December 31, 2008 are $6,397.9 million, $(832.6) million, $458.5 million, $(177.6) million, and $(406.5) million, respectively.

1.1

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	3/31/2011	3/31/2010	12/31/2010	12/31/2009	12/31/2008
Revenue
Premium Income	$1,869.5	$1,863.2	$7,431.4	$7,475.5	$7,783.3
Net Investment Income	618.7	613.0	2,495.5	2,346.6	2,389.0
Net Realized Investment Gain (Loss)	15.2	25.6	24.7	11.7	(465.9)
Other Income	59.7	59.8	241.6	257.2	275.9
Total Revenue	2,563.1	2,561.6	10,193.2	10,091.0	9,982.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,593.0	1,568.9	6,354.1	6,291.6	6,626.4
Commissions	224.3	218.3	855.4	837.1	853.3
Interest and Debt Expense - Non-recourse Debt	3.0	3.1	12.9	18.6	39.3
Interest and Debt Expense - All Other Debt	34.9	30.3	128.9	106.8	117.4
Deferral of Acquisition Costs	(158.3)	(154.9)	(607.7)	(593.6)	(590.9)
Amortization of Deferred Acquisition Costs	138.3	141.2	547.1	526.2	519.1
Other Expenses	397.7	393.5	1,571.2	1,612.0	1,593.7
Total Benefits and Expenses	2,232.9	2,200.4	8,861.9	8,798.7	9,158.3

Income from Continuing Operations Before
Income Taxes	330.2	361.2	1,331.3	1,292.3	824.0

Income Taxes	104.8	131.4	445.2	439.7	270.8

Net Income	$225.4	$229.8	$886.1	$852.6	$553.2

Average Number of Shares Outstanding
Basic	312,742,274	332,270,218	325,839,020	331,266,247	341,022,792
Dilutive Securities:
Options and Other Nonvested Stock Awards	1,590,043	1,254,490	1,382,036	869,934	537,505
Assuming Dilution	314,332,317	333,524,708	327,221,056	332,136,181	341,560,297

Actual Number of Shares Outstanding	308,966,237	332,775,452	316,573,452	331,809,247	331,120,345

Unum Group Sales Data

	Three Months Ended			Year Ended
	3/31/2011	3/31/2010	% Change	12/31/2010	12/31/2009	12/31/2008

Unum US Segment
Fully Insured Products	$180.0	$163.7	10.0%	$669.4	$709.2	$701.5
Administrative Services
Only (ASO) Products	1.4	0.6	133.3	6.3	7.7	7.2
Total Unum US Segment	181.4	164.3	10.4	675.7	716.9	708.7

Unum UK Segment	17.6	24.2	(27.3)	119.2	123.2	99.5

Colonial Life Segment	70.6	73.3	(3.7)	358.8	343.8	340.2

Individual Disability -
Closed Block Segment	0.1	0.2	(50.0)	0.8	1.5	2.4

Total Sales	$269.7	$262.0	2.9	$1,154.5	$1,185.4	$1,150.8

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	3/31/2011	3/31/2010	% Change	12/31/2010	12/31/2009	12/31/2008
Sales by Product

Fully Insured Products
Group Disability, Group Life, and AD&D
Group Long-term Disability	$29.5	$27.6	6.9%	$148.2	$182.1	$190.3
Group Short-term Disability	14.0	14.3	(2.1)	80.3	83.9	71.5
Group Life	30.8	28.5	8.1	166.9	184.9	165.4
AD&D	2.5	3.5	(28.6)	18.1	18.7	17.2
Subtotal	76.8	73.9	3.9	413.5	469.6	444.4
Supplemental and Voluntary
Individual Disability - Recently Issued	14.2	9.6	47.9	42.7	51.6	57.9
Group Long-term Care	7.0	5.4	29.6	25.8	22.4	32.2
Individual Long-term Care	-	-	-	0.2	3.7	8.4
Voluntary Benefits	82.0	74.8	9.6	187.2	161.9	158.6
Subtotal	103.2	89.8	14.9	255.9	239.6	257.1

Total Fully Insured Products	180.0	163.7	10.0	669.4	709.2	701.5

ASO Products	1.4	0.6	133.3	6.3	7.7	7.2

Total Sales	$181.4	$164.3	10.4	$675.7	$716.9	$708.7

Sales by Market Sector

Group Disability, Group Life, and AD&D
Core Market (< 2,000 lives)	$52.4	$53.1	(1.3)%	$294.0	$320.6	$297.2
Large Case Market	24.4	20.8	17.3	119.5	149.0	147.2
Subtotal	76.8	73.9	3.9	413.5	469.6	444.4

Supplemental and Voluntary	103.2	89.8	14.9	255.9	239.6	257.1

Total Fully Insured Products	180.0	163.7	10.0	669.4	709.2	701.5

ASO Products	1.4	0.6	133.3	6.3	7.7	7.2

Total Sales	$181.4	$164.3	10.4	$675.7	$716.9	$708.7

3.1

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Year Ended
	3/31/2011	3/31/2010	% Change	12/31/2010	12/31/2009	12/31/2008

Group Long-term Disability	$8.2	$11.7	(29.9)%	$53.1	$56.8	$68.8
Group Life	6.8	10.9	(37.6)	57.3	53.8	19.6
Supplemental and Voluntary	2.6	1.6	62.5	8.8	12.6	11.1

Total Sales	$17.6	$24.2	(27.3)	$119.2	$123.2	$99.5

(in millions of pounds)

Group Long-term Disability	£5.1	£7.5	(32.0)%	£34.4	£36.5	£37.6
Group Life	4.3	6.9	(37.7)	37.1	33.4	10.9
Supplemental and Voluntary	1.6	1.0	60.0	5.7	8.0	6.0

Total Sales	£11.0	£15.4	(28.6)	£77.2	£77.9	£54.5

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	3/31/2011	3/31/2010	% Change	12/31/2010	12/31/2009	12/31/2008

Accident, Sickness, and Disability	$47.2	$48.7	(3.1)%	$237.4	$221.1	$222.1
Life	13.3	14.3	(7.0)	65.7	68.3	64.0
Cancer and Critical Illness	10.1	10.3	(1.9)	55.7	54.4	54.1

Total Sales	$70.6	$73.3	(3.7)	$358.8	$343.8	$340.2

3.2

Unum Group Consolidated Balance Sheets

	March 31,	December 31,
	2011	2010	2009
Assets
Investments
Fixed Maturity Securities	$40,315.1	$40,035.6	$37,914.4
Mortgage Loans	1,556.7	1,516.8	1,404.0
Policy Loans	2,977.6	2,996.1	2,878.0
Other Long-term Investments	540.1	529.3	233.5
Short-term Investments	600.9	1,163.1	865.5
Total Investments	45,990.4	46,240.9	43,295.4

Cash and Bank Deposits	56.6	53.6	71.6
Accounts and Premiums Receivable	1,673.8	1,665.8	1,732.4
Reinsurance Recoverable	4,787.6	4,827.9	4,996.9
Accrued Investment Income	730.7	669.8	642.5
Deferred Acquisition Costs	2,542.9	2,521.1	2,482.5
Goodwill	201.5	201.2	201.6
Property and Equipment	482.7	476.8	443.5
Other Assets	650.6	650.6	610.6

Total Assets	$57,116.8	$57,307.7	$54,477.0

Liabilities
Policy and Contract Benefits	$1,528.7	$1,565.0	$1,736.9
Reserves for Future Policy and Contract Benefits	39,685.2	39,715.0	37,740.8
Unearned Premiums	474.4	436.7	452.0
Other Policyholders' Funds	1,674.6	1,669.7	1,662.3
Income Tax Payable	181.4	135.7	114.5
Deferred Income Tax	471.2	417.2	273.2
Short-term Debt	-	225.1	-
Long-term Debt - Non-recourse	692.7	716.9	785.2
Long-term Debt - All Other	1,912.3	1,914.4	1,764.4
Other Liabilities	1,512.5	1,567.6	1,447.6

Total Liabilities	48,133.0	48,363.3	45,976.9

Stockholders' Equity
Common Stock	35.8	36.5	36.4
Additional Paid-in Capital	2,572.4	2,615.4	2,587.4
Accumulated Other Comprehensive Income (Loss)
Net Unrealized Gain on Securities	443.6	410.4	379.6
Net Gain on Cash Flow Hedges	351.1	361.0	370.8
Foreign Currency Translation Adjustment	(84.1)	(110.9)	(78.7)
Unrecognized Pension and Postretirement Benefit Costs	(313.5)	(318.6)	(330.7)
Retained Earnings	7,112.3	7,060.8	6,289.5
Treasury Stock	(1,133.8)	(1,110.2)	(754.2)

Total Stockholders' Equity	8,983.8	8,944.4	8,500.1

Total Liabilities and Stockholders' Equity	$57,116.8	$57,307.7	$54,477.0

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated

Balances at December 31, 2008	$1,661.8	$54.7	$755.9	$2,472.4
Capitalized	335.5	29.1	229.0	593.6
Amortized	(317.2)	(30.5)	(178.5)	(526.2)
Adjustment Related to Unrealized Investment Gains/Losses	(17.7)	-	(45.2)	(62.9)
Foreign Currency	-	5.6	-	5.6
Balances at December 31, 2009	1,662.4	58.9	761.2	2,482.5
Capitalized	333.0	28.3	246.4	607.7
Amortized	(332.9)	(27.0)	(187.2)	(547.1)
Adjustment Related to Unrealized Investment Gains/Losses	(4.6)	-	(15.4)	(20.0)
Foreign Currency	-	(2.0)	-	(2.0)
Balances at December 31, 2010	1,657.9	58.2	805.0	2,521.1
Capitalized	88.1	6.7	63.5	158.3
Amortized	(83.3)	(7.2)	(47.8)	(138.3)
Adjustment Related to Unrealized Investment Gains/Losses	0.2	-	-	0.2
Foreign Currency	-	1.6	-	1.6
Balances at March 31, 2011	$1,662.9	$59.3	$820.7	$2,542.9

4.1

Unum Group Balance Sheets by Segment - March 31, 2011

	Unum US
		Group Life
		and Accidental	Supplemental				Individual
	Group	Death &	and	Total		Colonial	Disability -	Corporate
	Disability	Dismemberment	Voluntary	Unum US	Unum UK	Life	Closed Block	and Other	Consolidated
Assets
Investments	$9,892.5	$2,379.8	$9,807.3	$22,079.6	$3,149.5	$2,072.2	$12,369.6	$6,319.5	$45,990.4
Deferred Acquisition Costs	119.1	96.1	1,447.7	1,662.9	59.3	820.7	-	-	2,542.9
Goodwill	2.5	-	187.5	190.0	11.5	-	-	-	201.5
All Other	742.3	147.3	192.4	1,082.0	261.9	230.0	3,043.3	3,764.8	8,382.0
Total Assets	$10,756.4	$2,623.2	$11,634.9	$25,014.5	$3,482.2	$3,122.9	$15,412.9	$10,084.3	$57,116.8

Liabilities
Reserves and Policyholder Benefits	$8,732.9	$1,640.2	$8,383.9	$18,757.0	$2,455.6	$1,690.5	$13,113.9	$7,345.9	$43,362.9
Debt	80.0	-	-	80.0	-	-	612.7	1,912.3	2,605.0
All Other	309.6	66.8	459.7	836.1	131.2	261.2	185.5	751.1	2,165.1
Total Liabilities	9,122.5	1,707.0	8,843.6	19,673.1	2,586.8	1,951.7	13,912.1	10,009.3	48,133.0

Other Allocated Stockholders' Equity	1,548.1	883.7	2,681.7	5,113.5	764.5	1,097.4	1,323.0	(109.3)	8,189.1
Net Unrealized Gain/Loss on Securities and
Net Gain on Cash Flow Hedges	85.8	32.5	109.6	227.9	130.9	73.8	177.8	184.3	794.7
Total Allocated Stockholders' Equity	1,633.9	916.2	2,791.3	5,341.4	895.4	1,171.2	1,500.8	75.0	8,983.8
Total Liabilities and Allocated
Stockholders' Equity	$10,756.4	$2,623.2	$11,634.9	$25,014.5	$3,482.2	$3,122.9	$15,412.9	$10,084.3	$57,116.8

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

4.2

Unum Group Balance Sheets by Segment - December 31, 2010

	Unum US
		Group Life
		and Accidental	Supplemental				Individual
	Group	Death &	and	Total		Colonial	Disability -	Corporate
	Disability	Dismemberment	Voluntary	Unum US	Unum UK	Life	Closed Block	and Other	Consolidated
Assets
Investments	$9,965.9	$2,326.0	$9,694.1	$21,986.0	$3,042.0	$2,007.8	$12,470.0	$6,735.1	$46,240.9
Deferred Acquisition Costs	119.0	93.8	1,445.1	1,657.9	58.2	805.0	-	-	2,521.1
Goodwill	2.5	-	187.5	190.0	11.2	-	-	-	201.2
All Other	718.9	186.2	137.9	1,043.0	274.9	234.5	3,039.1	3,753.0	8,344.5
Total Assets	$10,806.3	$2,606.0	$11,464.6	$24,876.9	$3,386.3	$3,047.3	$15,509.1	$10,488.1	$57,307.7

Liabilities
Reserves and Policyholder Benefits	$8,793.9	$1,647.9	$8,326.6	$18,768.4	$2,391.2	$1,660.8	$13,168.5	$7,397.5	$43,386.4
Debt	82.5	-	-	82.5	-	-	634.4	2,139.5	2,856.4
All Other	302.9	53.5	451.2	807.6	109.4	242.1	200.3	761.1	2,120.5
Total Liabilities	9,179.3	1,701.4	8,777.8	19,658.5	2,500.6	1,902.9	14,003.2	10,298.1	48,363.3

Other Allocated Stockholders' Equity	1,535.8	867.0	2,624.2	5,027.0	757.7	1,071.0	1,310.2	7.1	8,173.0
Net Unrealized Gain/Loss on Securities and
Net Gain on Cash Flow Hedges	91.2	37.6	62.6	191.4	128.0	73.4	195.7	182.9	771.4
Total Allocated Stockholders' Equity	1,627.0	904.6	2,686.8	5,218.4	885.7	1,144.4	1,505.9	190.0	8,944.4
Total Liabilities and Allocated
Stockholders' Equity	$10,806.3	$2,606.0	$11,464.6	$24,876.9	$3,386.3	$3,047.3	$15,509.1	$10,488.1	$57,307.7

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

4.3

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	3/31/2011	3/31/2010	% Change	12/31/2010	12/31/2009	% Change
Premium Income
Unum US	$1,219.4	$1,216.1	0.3%	$4,854.6	$4,873.1	(0.4)%
Unum UK	167.1	165.8	0.8	650.6	686.1	(5.2)
Colonial Life	280.4	265.1	5.8	1,075.7	1,015.1	6.0
Individual Disability - Closed Block	202.3	214.0	(5.5)	847.0	898.5	(5.7)
Corporate and Other	0.3	2.2	(86.4)	3.5	2.7	29.6
	1,869.5	1,863.2	0.3	7,431.4	7,475.5	(0.6)
Net Investment Income
Unum US	321.6	304.6	5.6	1,263.8	1,200.5	5.3
Unum UK	44.9	39.8	12.8	170.5	124.5	36.9
Colonial Life	31.3	29.9	4.7	122.5	114.3	7.2
Individual Disability - Closed Block	182.0	190.7	(4.6)	746.4	740.6	0.8
Corporate and Other	38.9	48.0	(19.0)	192.3	166.7	15.4
	618.7	613.0	0.9	2,495.5	2,346.6	6.3
Other Income
Unum US	31.0	30.5	1.6	123.3	118.7	3.9
Unum UK	0.1	0.5	(80.0)	1.2	2.4	(50.0)
Colonial Life	0.1	0.2	(50.0)	0.7	0.5	40.0
Individual Disability - Closed Block	22.6	21.5	5.1	90.7	100.8	(10.0)
Corporate and Other	5.9	7.1	(16.9)	25.7	34.8	(26.1)
	59.7	59.8	(0.2)	241.6	257.2	(6.1)
Total Operating Revenue
Unum US	1,572.0	1,551.2	1.3	6,241.7	6,192.3	0.8
Unum UK	212.1	206.1	2.9	822.3	813.0	1.1
Colonial Life	311.8	295.2	5.6	1,198.9	1,129.9	6.1
Individual Disability - Closed Block	406.9	426.2	(4.5)	1,684.1	1,739.9	(3.2)
Corporate and Other	45.1	57.3	(21.3)	221.5	204.2	8.5
	2,547.9	2,536.0	0.5	10,168.5	10,079.3	0.9

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	3/31/2011	3/31/2010	% Change	12/31/2010	12/31/2009	% Change
Benefits and Expenses
Unum US	$1,362.9	$1,352.0	0.8%	$5,415.7	$5,417.3	-%
Unum UK	163.4	145.5	12.3	613.5	563.4	8.9
Colonial Life	242.8	222.2	9.3	916.7	849.0	8.0
Individual Disability - Closed Block	397.0	414.5	(4.2)	1,639.9	1,705.6	(3.9)
Corporate and Other	66.8	66.2	0.9	276.1	263.4	4.8
	2,232.9	2,200.4	1.5	8,861.9	8,798.7	0.7
Income (Loss) Before Income Taxes and
Net Realized Investment Gain (Loss)
Unum US	209.1	199.2	5.0	826.0	775.0	6.6
Unum UK	48.7	60.6	(19.6)	208.8	249.6	(16.3)
Colonial Life	69.0	73.0	(5.5)	282.2	280.9	0.5
Individual Disability - Closed Block	9.9	11.7	(15.4)	44.2	34.3	28.9
Corporate and Other	(21.7)	(8.9)	(143.8)	(54.6)	(59.2)	7.8
	315.0	335.6	(6.1)	1,306.6	1,280.6	2.0
Income Taxes	99.3	122.3	(18.8)	436.2	428.2	1.9

Income Before Net Realized Investment Gain (Loss)	215.7	213.3	1.1	870.4	852.4	2.1

Net Realized Investment Gain (Loss)	15.2	25.6	40.6	24.7	11.7	111.1

Tax Expense (Benefit) on Net Realized Investment
Gain (Loss)	5.5	9.1	(39.6)	9.0	11.5	(21.7)

Net Income	$225.4	$229.8	(1.9)	$886.1	$852.6	3.9

5.1

Unum Group Quarterly Historical Financial Results by Segment

	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Premium Income
Unum US	$1,219.4	$1,211.4	$1,210.6	$1,216.5	$1,216.1	$1,207.9	$1,215.2	$1,223.7	$1,226.3
Unum UK	167.1	170.5	161.4	152.9	165.8	180.0	169.7	173.4	163.0
Colonial Life	280.4	273.6	269.3	267.7	265.1	257.4	253.5	250.8	253.4
Individual Disability - Closed Block	202.3	212.0	208.5	212.5	214.0	219.4	221.5	228.0	229.6
Corporate and Other	0.3	0.7	0.4	0.2	2.2	1.0	1.2	-	0.5
	1,869.5	1,868.2	1,850.2	1,849.8	1,863.2	1,865.7	1,861.1	1,875.9	1,872.8
Net Investment Income
Unum US	321.6	327.6	312.9	318.7	304.6	302.3	302.8	304.1	291.3
Unum UK	44.9	48.6	39.0	43.1	39.8	40.8	22.5	34.3	26.9
Colonial Life	31.3	31.4	31.9	29.3	29.9	28.9	29.4	28.4	27.6
Individual Disability - Closed Block	182.0	182.9	185.5	187.3	190.7	182.4	184.4	187.4	186.4
Corporate and Other	38.9	43.8	49.1	51.4	48.0	41.3	40.5	43.4	41.5
	618.7	634.3	618.4	629.8	613.0	595.7	579.6	597.6	573.7
Other Income
Unum US	31.0	32.7	29.7	30.4	30.5	28.3	28.8	30.0	31.6
Unum UK	0.1	0.1	0.2	0.4	0.5	0.6	0.6	0.6	0.6
Colonial Life	0.1	0.2	0.2	0.1	0.2	0.1	0.1	0.2	0.1
Individual Disability - Closed Block	22.6	23.4	22.7	23.1	21.5	23.8	24.3	25.8	26.9
Corporate and Other	5.9	6.7	5.4	6.5	7.1	8.3	8.1	10.6	7.8
	59.7	63.1	58.2	60.5	59.8	61.1	61.9	67.2	67.0
Total Operating Revenue
Unum US	1,572.0	1,571.7	1,553.2	1,565.6	1,551.2	1,538.5	1,546.8	1,557.8	1,549.2
Unum UK	212.1	219.2	200.6	196.4	206.1	221.4	192.8	208.3	190.5
Colonial Life	311.8	305.2	301.4	297.1	295.2	286.4	283.0	279.4	281.1
Individual Disability - Closed Block	406.9	418.3	416.7	422.9	426.2	425.6	430.2	441.2	442.9
Corporate and Other	45.1	51.2	54.9	58.1	57.3	50.6	49.8	54.0	49.8
	2,547.9	2,565.6	2,526.8	2,540.1	2,536.0	2,522.5	2,502.6	2,540.7	2,513.5

Unum Group Quarterly Historical Financial Results by Segment

	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Benefits and Expenses
Unum US	$1,362.9	$1,365.6	$1,348.5	$1,349.6	$1,352.0	$1,335.5	$1,349.7	$1,366.5	$1,365.6
Unum UK	163.4	171.1	153.4	143.5	145.5	160.1	134.1	141.0	128.2
Colonial Life	242.8	244.4	226.9	223.2	222.2	218.1	212.6	208.1	210.2
Individual Disability - Closed Block	397.0	408.0	406.9	410.5	414.5	419.8	423.0	431.2	431.6
Corporate and Other	66.8	68.5	65.7	75.7	66.2	67.2	63.5	70.0	62.7
	2,232.9	2,257.6	2,201.4	2,202.5	2,200.4	2,200.7	2,182.9	2,216.8	2,198.3
Income (Loss) Before Income Taxes and
Net Realized Investment Gain (Loss)
Unum US	209.1	206.1	204.7	216.0	199.2	203.0	197.1	191.3	183.6
Unum UK	48.7	48.1	47.2	52.9	60.6	61.3	58.7	67.3	62.3
Colonial Life	69.0	60.8	74.5	73.9	73.0	68.3	70.4	71.3	70.9
Individual Disability - Closed Block	9.9	10.3	9.8	12.4	11.7	5.8	7.2	10.0	11.3
Corporate and Other	(21.7)	(17.3)	(10.8)	(17.6)	(8.9)	(16.6)	(13.7)	(16.0)	(12.9)
	315.0	308.0	325.4	337.6	335.6	321.8	319.7	323.9	315.2
Income Taxes	99.3	99.4	105.5	109.0	122.3	103.5	108.1	108.1	108.5

Income Before Net Realized
Investment Gain (Loss)	215.7	208.6	219.9	228.6	213.3	218.3	211.6	215.8	206.7

Net Realized Investment Gain (Loss)	15.2	27.5	1.1	(29.5)	25.6	(25.9)	14.9	87.3	(64.6)

Tax Expense (Benefit) on Net Realized
Investment Gain (Loss)	5.5	10.3	0.2	(10.6)	9.1	(7.0)	5.4	35.9	(22.8)

Net Income	$225.4	$225.8	$220.8	$209.7	$229.8	$199.4	$221.1	$267.2	$164.9

Net Income Per Common Share -
Assuming Dilution	$0.72	$0.71	$0.68	$0.63	$0.69	$0.60	$0.66	$0.80	$0.50

6.1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	3/31/2011	3/31/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income	$1,219.4	$1,216.1	$4,854.6	$4,873.1	$4,963.0
Net Investment Income	321.6	304.6	1,263.8	1,200.5	1,136.4
Other Income	31.0	30.5	123.3	118.7	132.7
Total Operating Revenue	1,572.0	1,551.2	6,241.7	6,192.3	6,232.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	960.7	952.6	3,849.4	3,855.9	3,998.4
Commissions	139.3	136.2	525.6	516.6	518.6
Interest and Debt Expense	0.3	0.3	1.2	2.0	4.2
Deferral of Acquisition Costs	(88.1)	(87.9)	(333.0)	(335.5)	(329.7)
Amortization of Deferred Acquisition Costs	83.3	86.6	332.9	317.2	320.3
Other Expenses	267.4	264.2	1,039.6	1,061.1	1,036.2
Total Benefits and Expenses	1,362.9	1,352.0	5,415.7	5,417.3	5,548.0

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$209.1	$199.2	$826.0	$775.0	$684.1

Operating Ratios
Benefit Ratio	78.8%	78.3%	79.3%	79.1%	80.6%
Other Expense Ratio	21.9%	21.7%	21.4%	21.8%	20.9%
Before-tax Profit Margin	17.1%	16.4%	17.0%	15.9%	13.8%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	3/31/2011	3/31/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Group Long-term Disability	$397.0	$415.6	$1,639.4	$1,726.9	$1,838.5
Group Short-term Disability	111.0	106.2	430.9	432.8	435.1
Total Premium Income	508.0	521.8	2,070.3	2,159.7	2,273.6
Net Investment Income	147.7	151.3	614.6	629.4	631.3
Other Income	22.2	21.7	86.7	88.9	100.2
Total Operating Revenue	677.9	694.8	2,771.6	2,878.0	3,005.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	426.3	439.3	1,747.8	1,862.8	2,043.9
Commissions	40.8	41.1	159.7	162.2	165.9
Interest and Debt Expense	0.3	0.3	1.2	2.0	4.2
Deferral of Acquisition Costs	(15.2)	(16.0)	(59.0)	(62.5)	(59.4)
Amortization of Deferred Acquisition Costs	15.1	16.4	63.5	67.3	76.7
Other Expenses	137.1	137.9	543.7	572.6	572.4
Total Benefits and Expenses	604.4	619.0	2,456.9	2,604.4	2,803.7

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$73.5	$75.8	$314.7	$273.6	$201.4

Operating Ratios
Benefit Ratio	83.9%	84.2%	84.4%	86.3%	89.9%
Other Expense Ratio	27.0%	26.4%	26.3%	26.5%	25.2%
Before-tax Profit Margin	14.5%	14.5%	15.2%	12.7%	8.9%

Premium Persistency:
Group Long-term Disability	89.7%	90.0%	89.4%	86.9%	87.8%
Group Short-term Disability	90.7%	89.4%	88.6%	86.8%	82.1%

Case Persistency:
Group Long-term Disability	89.2%	88.6%	88.4%	87.4%	89.2%
Group Short-term Disability	87.7%	87.6%	87.3%	86.5%	88.2%

7.1

Unum Group Financial Results for Unum US Group Life and Accidental Death and Dismemberment

	Three Months Ended		Year Ended
	3/31/2011	3/31/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Group Life	$273.4	$270.1	$1,090.3	$1,057.7	$1,062.8
Accidental Death & Dismemberment	27.1	26.0	106.1	104.9	127.6
Total Premium Income	300.5	296.1	1,196.4	1,162.6	1,190.4
Net Investment Income	34.2	31.8	129.6	126.5	126.0
Other Income	0.5	0.6	2.4	1.9	2.3
Total Operating Revenue	335.2	328.5	1,328.4	1,291.0	1,318.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	210.2	206.5	839.9	815.5	827.6
Commissions	23.5	22.3	89.3	85.4	85.4
Deferral of Acquisition Costs	(13.1)	(12.8)	(49.3)	(48.1)	(40.3)
Amortization of Deferred Acquisition Costs	10.8	12.0	43.3	45.9	55.0
Other Expenses	51.0	49.3	196.5	197.6	180.1
Total Benefits and Expenses	282.4	277.3	1,119.7	1,096.3	1,107.8

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$52.8	$51.2	$208.7	$194.7	$210.9

Operating Ratios
Benefit Ratio	70.0%	69.7%	70.2%	70.1%	69.5%
Other Expense Ratio	17.0%	16.6%	16.4%	17.0%	15.1%
Before-tax Profit Margin	17.6%	17.3%	17.4%	16.7%	17.7%

Premium Persistency:
Group Life	86.4%	92.3%	91.5%	86.9%	83.8%
Accidental Death & Dismemberment	86.1%	90.9%	90.7%	88.1%	86.4%

Case Persistency:
Group Life	88.3%	88.3%	88.3%	87.2%	89.1%
Accidental Death & Dismemberment	88.5%	88.6%	88.4%	87.2%	89.2%

7.2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	3/31/2011	3/31/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Individual Disability - Recently Issued	$115.1	$118.4	$457.9	$463.7	$471.5
Long-term Care	150.6	149.2	599.2	594.7	580.7
Voluntary Benefits	145.2	130.6	530.8	492.4	446.8
Total Premium Income	410.9	398.2	1,587.9	1,550.8	1,499.0
Net Investment Income	139.7	121.5	519.6	444.6	379.1
Other Income	8.3	8.2	34.2	27.9	30.2
Total Operating Revenue	558.9	527.9	2,141.7	2,023.3	1,908.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	324.2	306.8	1,261.7	1,177.6	1,126.9
Commissions	75.0	72.8	276.6	269.0	267.3
Deferral of Acquisition Costs	(59.8)	(59.1)	(224.7)	(224.9)	(230.0)
Amortization of Deferred Acquisition Costs	57.4	58.2	226.1	204.0	188.6
Other Expenses	79.3	77.0	299.4	290.9	283.7
Total Benefits and Expenses	476.1	455.7	1,839.1	1,716.6	1,636.5

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$82.8	$72.2	$302.6	$306.7	$271.8

Operating Ratios
Benefit Ratios
Individual Disability - Recently Issued	52.2%	50.5%	53.3%	51.4%	53.3%
Long-term Care	126.4%	116.8%	121.0%	111.6%	106.1%
Voluntary Benefits	50.8%	55.7%	55.1%	56.0%	58.0%
Other Expense Ratio	19.3%	19.3%	18.9%	18.8%	18.9%
Before-tax Profit Margin	20.2%	18.1%	19.1%	19.8%	18.1%

Interest Adjusted Loss Ratios
Individual Disability - Recently Issued	30.9%	30.7%	32.5%	32.5%	35.9%
Long-term Care	83.0%	78.5%	80.8%	76.5%	75.5%

Premium Persistency:
Individual Disability - Recently Issued	89.8%	89.8%	90.7%	89.6%	90.7%
Long-term Care	95.6%	95.4%	95.8%	95.1%	95.5%
Voluntary Benefits	79.5%	80.0%	80.1%	79.9%	80.4%

7.3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Year Ended
	3/31/2011	3/31/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Group Long-term Disability	$103.4	$109.3	$421.2	$482.4	$656.3
Group Life	47.6	42.8	171.6	147.8	174.6
Supplemental and Voluntary	16.1	13.7	57.8	55.9	58.4
Total Premium Income	167.1	165.8	650.6	686.1	889.3
Net Investment Income	44.9	39.8	170.5	124.5	181.9
Other Income	0.1	0.5	1.2	2.4	2.0
Total Operating Revenue	212.1	206.1	822.3	813.0	1,073.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	115.8	104.6	435.8	373.6	511.4
Commissions	10.9	10.3	44.1	46.7	59.0
Deferral of Acquisition Costs	(6.7)	(6.6)	(28.3)	(29.1)	(37.4)
Amortization of Deferred Acquisition Costs	7.2	6.8	27.0	30.5	32.4
Other Expenses	36.2	30.4	134.9	141.7	183.8
Total Benefits and Expenses	163.4	145.5	613.5	563.4	749.2

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$48.7	$60.6	$208.8	$249.6	$324.0

Operating Ratios
Benefit Ratio	69.3%	63.1%	67.0%	54.5%	57.5%
Other Expense Ratio	21.7%	18.3%	20.7%	20.7%	20.7%
Before-tax Profit Margin	29.1%	36.6%	32.1%	36.4%	36.4%

Persistency:
Group Long-term Disability	83.5%	90.5%	91.3%	88.5%	87.4%
Group Life	85.7%	94.7%	92.7%	80.1%	74.9%
Supplemental and Voluntary	89.3%	90.1%	88.9%	88.2%	87.7%

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds, except exchange rate)	Three Months Ended		Year Ended
	3/31/2011	3/31/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Group Long-term Disability	£64.5	£70.0	£272.3	£309.0	£353.7
Group Life	29.7	27.4	110.9	94.1	93.3
Supplemental and Voluntary	10.0	8.7	37.4	35.6	31.6
Total Premium Income	104.2	106.1	420.6	438.7	478.6
Net Investment Income	28.0	25.4	110.2	79.6	98.5
Other Income	0.1	0.4	0.9	1.6	1.2
Total Operating Revenue	132.3	131.9	531.7	519.9	578.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	72.3	66.9	281.4	238.3	275.8
Commissions	6.8	6.6	28.5	29.8	31.9
Deferral of Acquisition Costs	(4.2)	(4.2)	(18.3)	(18.5)	(20.1)
Amortization of Deferred Acquisition Costs	4.5	4.3	17.4	19.5	17.9
Other Expenses	22.6	19.5	87.4	90.2	99.6
Total Benefits and Expenses	102.0	93.1	396.4	359.3	405.1

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	£30.3	£38.8	£135.3	£160.6	£173.2

Weighted Average Pound/Dollar Exchange Rate	1.607	1.562	1.543	1.554	1.871

8.1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	3/31/2011	3/31/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$172.3	$162.8	$661.0	$625.8	$606.9
Life	46.2	43.5	176.5	165.6	157.4
Cancer and Critical Illness	61.9	58.8	238.2	223.7	213.0
Total Premium Income	280.4	265.1	1,075.7	1,015.1	977.3
Net Investment Income	31.3	29.9	122.5	114.3	105.7
Other Income	0.1	0.2	0.7	0.5	0.4
Total Operating Revenue	311.8	295.2	1,198.9	1,129.9	1,083.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	144.1	124.8	534.7	480.6	464.0
Commissions	61.2	57.7	232.6	215.3	211.8
Deferral of Acquisition Costs	(63.5)	(60.4)	(246.4)	(229.0)	(223.8)
Amortization of Deferred Acquisition Costs	47.8	47.8	187.2	178.5	166.4
Other Expenses	53.2	52.3	208.6	203.6	196.9
Total Benefits and Expenses	242.8	222.2	916.7	849.0	815.3

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$69.0	$73.0	$282.2	$280.9	$268.1

Operating Ratios
Benefit Ratio	51.4%	47.1%	49.7%	47.3%	47.5%
Other Expense Ratio	19.0%	19.7%	19.4%	20.1%	20.1%
Before-tax Profit Margin	24.6%	27.5%	26.2%	27.7%	27.4%

Persistency:
Accident, Sickness, and Disability	75.0%	76.2%	75.9%	74.4%	75.8%
Life	86.0%	85.0%	86.0%	84.7%	84.7%
Cancer and Critical Illness	84.6%	84.6%	84.9%	83.8%	84.0%

Unum Group Financial Results for Individual Disability - Closed Block Segment

	Three Months Ended		Year Ended
	3/31/2011	3/31/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income	$202.3	$214.0	$847.0	$898.5	$952.3
Net Investment Income	182.0	190.7	746.4	740.6	767.5
Other Income	22.6	21.5	90.7	100.8	98.6
Total Operating Revenue	406.9	426.2	1,684.1	1,739.9	1,818.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	352.3	364.6	1,451.3	1,489.6	1,544.8
Commissions	12.6	13.7	52.0	58.1	62.7
Interest and Debt Expense	2.7	2.8	11.7	16.6	35.1
Other Expenses	29.4	33.4	124.9	141.3	148.1
Total Benefits and Expenses	397.0	414.5	1,639.9	1,705.6	1,790.7

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$9.9	$11.7	$44.2	$34.3	$27.7

Operating Ratios
Interest Adjusted Loss Ratio	84.7%	84.5%	85.0%	81.6%	82.2%
Other Expense Ratio	14.5%	15.6%	14.7%	15.7%	15.6%
Before-tax Profit Margin	4.9%	5.5%	5.2%	3.8%	2.9%
Premium Persistency	92.8%	93.3%	93.0%	93.2%	93.8%

Unum Group Financial Results for Corporate and Other Segment

	Three Months Ended		Year Ended
	3/31/2011	3/31/2010	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income	$0.3	$2.2	$3.5	$2.7	$1.4
Net Investment Income	38.9	48.0	192.3	166.7	197.5
Other Income	5.9	7.1	25.7	34.8	42.2
Total Operating Revenue	45.1	57.3	221.5	204.2	241.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	20.1	22.3	82.9	91.9	107.8
Commissions	0.3	0.4	1.1	0.4	1.2
Interest and Debt Expense	34.9	30.3	128.9	106.8	117.4
Other Expenses	11.5	13.2	63.2	64.3	28.7
Total Benefits and Expenses	66.8	66.2	276.1	263.4	255.1

Operating Loss Before Income Taxes and
Net Realized Investment Gains and Losses	$(21.7)	$(8.9)	$(54.6)	$(59.2)	$(14.0)

Unum Group Reserves

	March 31, 2011
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net

Group Disability	$-	-%	$7,402.3	$604.4	32.9%	$8,006.7	$67.1	$7,939.6
Group Life and Accidental Death & Dismemberment	71.8	0.5	763.3	149.5	3.7	984.6	2.6	982.0
Individual Disability - Recently Issued	537.4	3.9	1,021.4	98.9	4.6	1,657.7	88.5	1,569.2
Long-term Care	3,992.1	28.6	404.9	39.3	1.8	4,436.3	48.8	4,387.5
Voluntary Benefits	1,077.6	7.7	24.0	59.8	0.4	1,161.4	25.2	1,136.2
Unum US Segment	5,678.9	40.7	9,615.9	951.9	43.4	16,246.7	232.2	16,014.5

Unum UK Segment	27.1	0.2	2,107.5	148.5	9.3	2,283.1	108.1	2,175.0

Colonial Life Segment	1,336.6	9.6	235.4	81.6	1.3	1,653.6	15.8	1,637.8

Individual Disability - Closed Block Segment	1,214.3	8.7	10,349.0	304.5	43.8	11,867.8	1,471.0	10,396.8

Corporate and Other Segment	5,695.9	40.8	336.5	196.7	2.2	6,229.1	4,836.5	1,392.6

Subtotal, Excluding Unrealized Adjustment	$13,952.8	100.0%	$22,644.3	$1,683.2	100.0%	38,280.3	6,663.6	31,616.7

Unrealized Adjustment to Reserves for
Unrealized Gain on Securities						2,933.6	157.1	2,776.5

Consolidated						$41,213.9	$6,820.7	$34,393.2

Unum Group Reserves

	December 31, 2010
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net

Group Disability	$-	-%	$7,480.2	$590.2	33.2%	$8,070.4	$69.4	$8,001.0
Group Life and Accidental Death & Dismemberment	72.9	0.5	783.7	152.8	3.8	1,009.4	1.5	1,007.9
Individual Disability - Recently Issued	534.5	3.9	1,005.1	99.9	4.5	1,639.5	88.3	1,551.2
Long-term Care	3,867.1	27.9	391.6	38.5	1.8	4,297.2	47.8	4,249.4
Voluntary Benefits	1,060.3	7.7	24.1	59.0	0.4	1,143.4	24.8	1,118.6
Unum US Segment	5,534.8	40.0	9,684.7	940.4	43.7	16,159.9	231.8	15,928.1

Unum UK Segment	26.6	0.2	2,057.6	142.7	9.0	2,226.9	105.6	2,121.3

Colonial Life Segment	1,318.0	9.5	228.9	78.6	1.3	1,625.5	17.8	1,607.7

Individual Disability - Closed Block Segment	1,249.1	9.0	10,335.3	309.6	43.7	11,894.0	1,457.4	10,436.6

Corporate and Other Segment	5,703.8	41.3	364.7	196.9	2.3	6,265.4	4,860.1	1,405.3

Subtotal, Excluding Unrealized Adjustment	$13,832.3	100.0%	$22,671.2	$1,668.2	100.0%	38,171.7	6,672.7	31,499.0

Unrealized Adjustment to Reserves for
Unrealized Gain on Securities						3,108.3	159.0	2,949.3

Consolidated						$41,280.0	$6,831.7	$34,448.3

12.1

Unum Group Investment Fact Sheet at March 31, 2011

Fixed Maturity Securities (Fair Value)	3/31/2011		Selected Statistics	3/31/11	12/31/10

Public	$25,912.1	64.3%	Duration Weighted Book Yield	6.69%	6.72%
Asset-Backed Securities (1)	308.9	0.8	Average Duration (in years)	7.52	7.55
Residential Mortgage-Backed Securities (2)	3,039.9	7.5	Average Credit Quality	A	A
Private Placements	4,321.2	10.7
High Yield	2,866.5	7.1
Government Securities	2,542.0	6.4
Municipal Securities	1,267.6	3.1
Redeemable Preferred Stocks (3)	56.9	0.1
Total	$40,315.1	100.0%

Quality Ratings of Fixed Maturity Securities	Amortized Cost	Fair Value	Schedule BA and Non-Current

Aaa	14.1%	14.2%	Total Non-Current Investments	$59.9	$56.2
Aa	9.9	9.8	Total Schedule BA Assets	$397.3	$379.3
A	28.5	28.9
Baa	40.0	40.0
Below Baa	7.5	7.1
Total	100.0%	100.0%

(1) Includes $0.7 million of high yield asset-backed securities.
(2) Includes $0.1 million of high yield mortgage-backed securities.
(3) Includes $7.2 million of high yield preferred stock.

Unum Group Investment Fact Sheet at March 31, 2011

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)

Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,175.3	$152.7	$281.4	$11.1	$1,893.9	$163.8
Capital Goods	3,491.9	328.1	336.9	11.1	3,155.0	339.2
Communications	2,728.0	291.8	294.1	10.3	2,433.9	302.1
Consumer Cyclical	1,298.2	72.5	298.2	22.3	1,000.0	94.8
Consumer Non-Cyclical	5,063.8	466.6	323.8	19.2	4,740.0	485.8
Energy (Oil & Gas)	3,303.3	396.9	129.9	1.7	3,173.4	398.6
Financial Institutions	3,473.6	126.4	870.1	31.0	2,603.5	157.4
Mortgage/Asset-Backed	3,348.8	310.5	27.3	0.9	3,321.5	311.4
Sovereigns	1,439.0	151.6	-	-	1,439.0	151.6
Technology	788.1	92.7	28.5	0.2	759.6	92.9
Transportation	1,040.1	119.9	59.2	2.2	980.9	122.1
U.S. Government Agencies
and Municipalities	2,370.6	89.4	811.8	60.7	1,558.8	150.1
Utilities	9,737.5	745.8	1,178.4	46.6	8,559.1	792.4
Redeemable Preferred Stocks	56.9	1.1	30.0	0.8	26.9	1.9
Total	$40,315.1	$3,346.0	$4,669.6	$218.1	$35,645.5	$3,564.1

Fixed Maturity Securities - Financial Institutions Classification - Unrealized Gain (Loss)

Associations	$13.1	$1.0	$-	$-	$13.1	$1.0
Banking	2,056.4	56.6	541.4	24.6	1,515.0	81.2
Brokerage	155.5	9.9	10.6	0.8	144.9	10.7
Finance Non-Captive	34.7	0.7	-	-	34.7	0.7
Finance Captive	201.1	5.3	19.7	1.1	181.4	6.4
Insurance	739.1	47.6	207.4	2.6	531.7	50.2
Other Financial Institutions	76.6	1.1	40.5	0.9	36.1	2.0
Real Estate Management Services	197.1	4.2	50.5	1.0	146.6	5.2
Total	$3,473.6	$126.4	$870.1	$31.0	$2,603.5	$157.4

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position

	Investment-Grade		Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss	Fair Value	Gross Unrealized Loss
Less than 91 days	$1,023.0	$14.8	$77.0	$5.2
91 through 180 days	2,031.5	82.4	151.4	4.0
181 through 270 days	131.7	14.5	7.9	0.1
271 days to 1 year	22.0	1.6	42.5	3.1
Greater than 1 year	773.6	63.6	409.0	28.8
Total	$3,981.8	$176.9	$687.8	$41.2

13.1

Unum Group Investment Fact Sheet at March 31, 2011

Asset and Mortgage-Backed Securities Portfolio

	Amortized Cost	Fair Value		% of Total Fixed Maturity Securities	Average Rating

Asset-Backed Securities
Credit Cards	$287.2	$288.8	8.6%	0.8%	AAA
Rate Reduction Bonds	19.0	19.5	0.6	-	AAA
Home Equity	1.0	0.6	-	-	B
Collateralized Debt Obligations	-	-	-	-	-
Total	307.2	308.9	9.2	0.8	AAA

Residential Mortgage-Backed Securities
Agency CMOs	2,510.8	2,813.3	84.0	7.0	AAA
Agency Pass-throughs	159.2	163.8	4.9	0.4	AAA
Non-agency CMOs - Prime	61.1	62.8	1.9	0.1	Aa2
Alt-A	-	-	-	-	-
Subprime	-	-	-	-	-
Collateralized Debt Obligations	-	-	-	-	-
Total	2,731.1	3,039.9	90.8	7.5	AAA

Commercial Mortgage-Backed Securities	-	-	-	-	-

Total	$3,038.3	$3,348.8	100.0%	8.3%	AAA

13.2

Unum Group Statutory Capital and Surplus

				As of
	As of March 31, 2011			December 31, 2010
	Capital and		Capital and	Capital and
	Surplus	AVR	Surplus + AVR	Surplus + AVR
Traditional U.S. Life Insurance Companies

Provident Life and Accident	$664.1	$79.3	$743.4	$732.0

Unum Life of America	1,498.2	211.0	1,709.2	1,741.1

Paul Revere Life (1)	423.5	38.4	461.9	451.6

Colonial Life & Accident	490.8	23.5	514.3	514.2

Provident Life and Casualty	146.3	7.3	153.6	149.5

First Unum Life	251.4	9.6	261.0	248.2

Paul Revere Variable (1)	35.6	0.5	36.1	35.6

(1) Capital and Surplus of Paul Revere Variable is included in Paul Revere Life

Special Purpose Reinsurance Vehicles

Tailwind Reinsurance Company	$76.5	$0.1	$76.6	$81.5

Northwind Reinsurance Company	1,202.5	3.3	1,205.8	1,198.6

UnumProvident International Ltd.	533.8	-	533.8	530.4

Unum Group Statutory Operating Results

	Three Months Ended March 31
	Net Gain (Loss) from		Net Realized Investment Gains (Losses)
	Operations After Tax		After Tax and Transfers to IMR		Net Income (Loss)
	2011	2010	2011	2010	2011	2010
Traditional U.S. Life Insurance Companies
Provident Life and Accident	$52.3	$46.8	$(2.7)	$(1.7)	$49.6	$45.1
Unum Life of America	43.3	51.7	(8.8)	(6.9)	34.5	44.8
Paul Revere Life	12.2	14.9	8.2	(0.6)	20.4	14.3
Colonial Life & Accident	25.7	30.6	(0.3)	-	25.4	30.6
Provident Life and Casualty	4.0	2.2	-	-	4.0	2.2
First Unum Life	11.9	8.0	0.1	0.1	12.0	8.1
Paul Revere Variable	0.7	0.6	0.1	-	0.8	0.6
Total, as reported	150.1	154.8	(3.4)	(9.1)	146.7	145.7
Intercompany Dividends	(4.9)	-	-	-	(4.9)	-
Total, as adjusted	$145.2	$154.8	$(3.4)	$(9.1)	$141.8	$145.7

Special Purpose Reinsurance Vehicles
Tailwind Reinsurance Company	$3.2	$(0.5)	$-	$-	$3.2	$(0.5)
Northwind Reinsurance Company	31.6	23.6	-	-	31.6	23.6
UnumProvident International Ltd.	1.7	(4.6)	1.8	1.7	3.5	(2.9)
Total	$36.5	$18.5	$1.8	$1.7	$38.3	$20.2

Note: Statutory results for our domestic insurers are reported in conformity with statutory accounting principles as prescribed by the National Association of Insurance Commissioners and adopted by the applicable state laws. For UnumProvident International Ltd., results are reported in conformity with accounting principles as prescribed by applicable Bermuda laws.

14.1

Unum Life Insurance Company of America - Statutory Basis
Group Accident and Health Statutory Claim Reserves and Liabilities, Net of Ceded
On Claims Incurred Prior to January 1

	2011	2010	2009

Reserve Balance from Prior Year End	$6,829.4	$6,880.9	$6,982.6
Other Adjustments to Beginning Balance (see Schedule H)	-	(4.5)	(5.2)
Reserve Balance January 1 (a)	6,829.4	6,876.4	6,977.4
Paid on Prior Year Claims	(390.5)	(374.3)	(386.4)
Interest Earned on Reserves	110.7	113.0	113.0
Incurred on Prior Year Claims	(122.3)	(113.1)	(103.0)
Reserve Balance March 31	$6,427.3	$6,502.0	$6,601.0

Reserve Balance March 31		$6,502.0	$6,601.0
Paid on Prior Year Claims		(324.2)	(335.6)
Interest Earned on Reserves		108.2	108.3
Incurred on Prior Year Claims		(117.5)	(104.3)
Reserve Balance June 30		$6,168.5	$6,269.4

Reserve Balance June 30		$6,168.5	$6,269.4
Paid on Prior Year Claims		(304.0)	(307.6)
Interest Earned on Reserves		103.1	103.9
Incurred on Prior Year Claims		(75.1)	(69.2)
Reserve Balance September 30		$5,892.5	$5,996.5

Reserve Balance September 30		$5,892.5	$5,996.5
Paid on Prior Year Claims		(282.9)	(271.6)
Interest Earned on Reserves		99.0	101.9
Incurred on Prior Year Claims		(76.9)	(83.7)
Reserve Balance December 31 on Prior Year Claims		5,631.7	5,743.1
Reserve Balance December 31 on Current Year Claims		1,197.7	1,137.8
Reserve Balance December 31 on Total Claims Incurred (b)		$6,829.4	$6,880.9

(a) balances to Schedule H Part 3 Line 3.2 Column 2
(b) balances to Schedule H Part 2 Line C.1 Column 2

14.2

Reconciliation to Unum Life Insurance Company of America - Statutory Basis
Schedule H Part 3 for Group Accident and Health

	2010	2009	2008

Paid on Prior Year Existing Claims - Full Year	$1,285.4	$1,301.2	$1,347.1
(balances to Schedule H Part 3 Line 1.1 Column 2)

Incurred on Prior Year Claims - Full Year	$(382.6)	$(360.2)	$(230.8)
Interest Earned on Reserves - Full Year	423.3	427.1	418.5
Incurred on Prior Year Claims - Full Year, Excluding Interest Earned	$40.7	$66.9	$187.7
(balances to Schedule H Part 3 Line 3.3 Column 2)

Note: Group A&H for Unum Life Insurance Company of America includes group long- and short-term disability, group accidental death & dismemberment, and group voluntary disability, cancer, and critical illness products reported in our Unum US segment as well as the reinsurance pools reported in our Corporate and Other segment.

14.3

Notes to Statistical Supplement

Non-GAAP Financial Measures
We analyze our Company’s performance using non-GAAP financial measures which exclude certain items and the related tax thereon from net income.  We believe operating income or loss excluding realized investment gains and losses, which are recurring, is a better performance measure and a better indicator of the profitability and underlying trends in our business.  Realized investment gains and losses are dependent on market conditions and general economic events and are not necessarily related to decisions regarding our Company’s underlying business.  We believe book value per common share excluding the components of Accumulated Other Comprehensive Income, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

2011 Significant Transactions and Events

Share Repurchase Program

On February 2, 2011, our board of directors authorized the repurchase of up to $1.0 billion of Unum Group’s common stock, in addition to the amount remaining to be repurchased under the May 2010 $500.0 million authorization (see 2010 Significant Transactions and Events on page 15.1 for further discussion of the 2010 authorization).  The $1.0 billion share repurchase program has an expiration date of August 2012.

On February 4, 2011, we repurchased 7.1 million shares, at a cost of $200.0 million, using an accelerated repurchase agreement with a financial counterparty.  As part of this transaction, we simultaneously entered into a forward contract indexed to the price of Unum Group common stock, which subjected the transaction to a future price adjustment.  Under the terms of the repurchase agreement, we were to receive, or be required to pay, a price adjustment based on the volume weighted average price of Unum Group common stock during the term of the agreement, less a discount.  Any price adjustment payable to us was to be settled in shares of Unum Group common stock.  Any price adjustment we would have been required to pay would have been settled in either cash or common stock.  The final price adjustment settlement occurred on March 18, 2011 resulting in the delivery to us of 0.6 million additional shares.  In total, we repurchased 7.7 million shares pursuant to the accelerated repurchase agreement, which completed the $500.0 million repurchase authorization and initiated the $1.0 billion repurchase program.

In addition to these repurchases, we repurchased an additional 0.9 million shares on the open market at a cost of $23.6 million, for a total repurchase of 8.6 million shares at a cost of $223.6 million during the three months ended March 31, 2011.  The dollar value of shares remaining under the $1.0 billion repurchase program at March 31, 2011 is $920.7 million.

Pursuant to these repurchase programs, we retired 7.7 million shares during the first three months of 2011.  All other repurchased shares have been classified as treasury stock and accounted for using the cost method.

(continued on next page)

Financing

During the first three months of 2011, the remaining $225.1 million of our 7.625% senior notes due March 2011 matured.  We also made principal payments of $21.7 million and $2.5 million on our senior secured non-recourse floating rate notes issued by Northwind Holdings, LLC (Northwind) and Tailwind Holdings, LLC (Tailwind), respectively during the three months ended March 31, 2011.

2010 Significant Transactions and Events

Share Repurchase Program

In May 2010, our board of directors authorized the repurchase of up to $500.0 million of Unum Group’s common stock.  The share repurchase program has an expiration date of May 2011.  During 2010, we repurchased 16.4 million shares, at a cost of $356.0 million, including commissions of $0.3 million, under this share repurchase program.

Financing

In 2010, we issued $400.0 million of unsecured senior notes in a public offering.  These notes, due in 2020, bear interest at a fixed rate of 5.625% and are payable semi-annually.  The notes are callable at or above par and rank equally in right of payment with all of our other unsecured and unsubordinated debt.  In addition, these notes are effectively subordinated to any indebtedness of our subsidiaries.

During 2010, we made principal payments of $58.3 million and $10.0 million on our senior secured non-recourse floating rate notes issued by Northwind and Tailwind, respectively.  We also purchased and retired $10.0 million of our 7.08% medium-term notes due 2024.

Tax Law Change

In March 2010, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 were signed into law.  Among other things, the new legislation reduces the tax benefits available to an employer that receives a postretirement prescription drug coverage subsidy from the federal government under the Medicare Prescription Drug, Improvement and Modernization Act of 2003.  Under the new legislation, to the extent our future postretirement prescription drug coverage expenses are reimbursed under the subsidy program, the expenses covered by the subsidy will no longer be tax deductible after 2012.  Employers that receive the subsidy must recognize the deferred tax effects relating to the future postretirement prescription drug coverage in the period the legislation was enacted.  Our income tax expense for 2010 includes a non-cash tax charge of $10.2 million which was recorded in the first quarter of 2010 to reflect the impact of the tax law change.

(continued on next page)

15.1

2009 Significant Transactions and Events

Financing

In September 2009, we issued $350.0 million of unsecured senior notes in a public offering.  These notes, due in 2016, bear interest at a fixed rate of 7.125% and are payable semi-annually.  The notes are callable at or above par and rank equally in right of payment with all of our other unsecured and unsubordinated debt.

During 2009, we made principal payments of $48.0 million and $10.0 million on our senior secured non-recourse variable rate notes issued by Northwind and Tailwind, respectively.  We also purchased and retired the remaining $132.2 million of our 5.859% senior notes due May 2009, $1.2 million aggregate principal of our 7.19% medium-term notes due 2028, and $0.6 million aggregate principal of our 6.75% notes due 2028 and repaid $58.3 million of reverse repurchase agreements outstanding at December 31, 2008.

Accounting Developments

Accounting Standards Codification (ASC) 105 “Generally Accepted Accounting Principles”

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification (Codification) as the source of authoritative accounting principles to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  Securities and Exchange Commission (SEC) rules and interpretive releases, which may not be included in their entirety within the Codification, will remain as authoritative GAAP for SEC registrants.  We adopted Codification effective July 1, 2009.  This adoption of Codification had no effect on our financial position or results of operations.

ASC 320 “Investments - Debt and Equity Securities”

In April 2009, the FASB issued a new accounting standard, now included in ASC 320, which amends the other-than-temporary impairment guidance for debt securities and expands and increases the frequency of previously existing disclosures for other-than-temporary impairments.  The measure of impairment remains fair value.  Under the standard, an other-than-temporaryimpairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery.  We adopted this standard effective April 1, 2009.  The cumulative effect of applying the provisions of this standard increased the April 1, 2009 opening balance of retained earnings $14.3 million, net of tax of $7.7 million, with a corresponding adjustment to accumulated other comprehensive income (loss).

(continued on next page)

15.2

2008 Significant Transactions and Events

Stock Repurchase Agreement

During 2007, our board of directors authorized the repurchase of up to $700.0 million of Unum Group’s common stock.  During 2008, we repurchased $700.0 million or 29.9 million shares of common stock under this share repurchase program.

Financing

During 2008, we purchased and retired $17.8 million of our outstanding 5.859% notes due May 2009 and $175.0 million of our 5.997% senior notes due May 2008.  We made principal payments of $59.3 million and $10.0 million on our senior secured non-recourse variable rate notes issued by Northwind and Tailwind, respectively.  We also purchased and retired $36.6 million of our 6.85% senior debentures due 2015.  The costs associated with this debt reduction decreased our 2008 income approximately $0.4 million before tax, or $0.3 million after tax.

15.3